Exhibit 10.4
Exhibit 10.4 — 2005 Employee and Director Equity Incentive Plan First Amendment dated November 2, 2010 and Form of Restricted Stock Agreement referenced therein
FIRST AMENDMENT TO
DIAMOND HILL INVESTMENT GROUP, INC.
AMENDED AND RESTATED
2005 EMPLOYEE AND DIRECTOR EQUITY INCENTIVE PLAN
WHEREAS, Diamond Hill Investment Group, Inc. (the “Company”) previously adopted the Diamond Hill Investment Group, Inc. Amended and Restated 2005 Employee and Director Equity Incentive Plan (the “Plan”); and
WHEREAS, Section 7 of the Plan permits the Company to grant awards of Restricted Stock; and
WHEREAS, Section 11 of the Plan provides that if a participant dies or becomes Disabled, any Restricted Stock that is unvested on the date of death or Disability is forfeited; and
WHEREAS, the Company wishes to amend the Plan to permit pro rata vesting of Restricted Stock that is unvested on the date of a participant’s death or Disability; and
WHEREAS, the Plan limits the number of the Company’s common shares that any participant may receive as an Award during any Fiscal Year; and
WHEREAS, the Company wishes to increase these limitations, except to the extent that the Award is intended to constitute performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code; and
WHEREAS, Section 25(a) of the Plan allows the Company to amend the Plan at any time, subject to shareholder approval if required to comply with applicable laws; and
WHEREAS, the Company has determined that shareholder approval is not required to amend the Plan as contemplated herein; and
WHEREAS, capitalized terms used herein that are not defined shall have the definitions given to them in the Plan; and
NOW, THEREFORE, the Plan is hereby amended as follows:
1.	Section 6(a)(i) of the Plan is hereby deleted in its entirety and the following is substituted therefor:
(i) In any Fiscal Year, no Service Provider shall be granted Options to purchase more than 100,000 Shares; provided, however, that in connection with the Service Provider’s initial service, the Service Provider may be granted Options to purchase up to an additional 100,000 Shares. Notwithstanding the foregoing, with respect to any grant of Options that is intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, no Service Provider shall be granted Options to purchase more than 25,000 Shares. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 15.

2.	Section 7(a) of the Plan is hereby deleted in its entirety and the following is substituted therefor:
(a) Grant of Restricted Stock Units or Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Restricted Stock or Restricted Stock Units to Participants in such amount as the Administrator shall determine, in its sole discretion, provided that during any Fiscal Year, no Service Provider will receive grants of Restricted Stock for, or Restricted Stock Units representing, more than an aggregate of 100,000 Shares. Notwithstanding the foregoing, with respect to any grant of Restricted Stock Units or Restricted Stock that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, no Service Provider shall be granted Restricted Stock for, or Restricted Stock Units representing, more than an aggregate of 25,000 Shares. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 15.
3.	Section 8(a) of the Plan is hereby deleted in its entirety and the following is substituted therefor:
(a) Stock Grant. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may award Stock Grants to Participants in such amount as the Administrator shall determine, in its sole discretion, provided that during any Fiscal Year, no Service Provider will receive Stock Grants for more than an aggregate of 100,000 Shares; provided, however, that in connection with the Service Provider’s initial service, the Service Provider may be awarded up to an additional 100,000 Shares pursuant to Stock Grants. Notwithstanding the foregoing, with respect to any award of Stock Grants that is intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, no Service Provider shall receive Stock Grants for more than an aggregate of 25,000 Shares. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 15.
4.	Section 9(a) of the Plan is hereby deleted in its entirety and the following is substituted therefor:
(a) Grant of SARs. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant a SAR to Participants in such amount as the Administrator shall determine, in its sole discretion, provided that during any Fiscal Year, no Service Provider shall be granted SARs covering more than 100,000 Shares; provided, however, that in connection with the Service Provider’s initial service, the Service Provider may be granted SARs covering up to an additional 100,000 Shares. Notwithstanding the foregoing, with respect to any grant of SARs that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, no Service Provider shall be granted SARs covering more than 25,000 Shares. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 15.

5.	Section 11(f) of the Plan is hereby deleted in its entirety and the following is substituted therefor:
(f) Disability of a Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, to the extent that the Award is vested on the date of termination, the Participant may exercise his or her Award within twelve (12) months following the Participant’s termination in the case of an Incentive Stock Option, or, in the case of an Award other than an Incentive Stock Option, a greater/lesser period if specified in the Award Agreement or the Plan (but in no event later than the expiration of the term of such Award as set forth in the Award Agreement or the Plan). If, on the date of termination, the Participant is not vested as to his or her entire Award of Restricted Stock or Restricted Stock Units, the Participant shall vest in a pro rata number of the Shares covered by or underlying the unvested portion of the Award, as determined by the Administrator in its sole discretion, based on the amount of time elapsed during the vesting period prior to the date of termination (for an Award subject to time-based vesting) or the attainment of the performance objectives or Performance Goals, as applicable, over the portion of the Performance Period elapsed as of the date of termination (for an Award granted pursuant to Section 10 of the Plan). Any unvested Shares covered by or underlying Restricted Stock or Restricted Stock Units that do not vest pursuant to this Section 11(f) shall revert to the Plan; provided, however, that unvested Shares of Restricted Stock shall not automatically revert to the Plan but shall be subject to the Company’s repurchase obligation as provided in the Award Agreement. If, after a termination due to Disability, the Participant does not exercise his or her Award, as applicable, within the time specified herein, the Award shall terminate, and the Shares covered by such Award shall revert to the Plan.
6.       The last section of Section 11 of the Plan is hereby redesignated as Section 11(g).

7.	Redesignated Section 11(g) of the Plan is hereby deleted in its entirety and the following is substituted therefor:
(g) Death of a Participant. If a Participant dies while a Service Provider, to the extent that the Award is vested on the date of death, the Award may be exercised by the Participant’s designated beneficiary, provided that such beneficiary has been designated prior to the Participant’s death in a form acceptable to the Administrator, within twelve (12) months following the Participant’s death in the case of an Incentive Stock Option, or, in the case of an Award other than an Incentive Stock Option, a greater/lesser period if specified in the Award Agreement or the Plan (but in no event later the expiration of the term of such Award as set forth in the Award Agreement or the Plan). If no such beneficiary has been designated by the Participant, then such Award may be exercised by the personal representative of the Participant’s estate or by the person(s) to which the Award is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. If, on the date of death, the Participant is not vested as to his or her entire Award of Restricted Stock or Restricted Stock Units, the Participant shall vest in a pro rata number of the Shares covered by or underlying the unvested portion of the Award, as determined by the Administrator in its sole discretion, based on the amount of time elapsed during the vesting period prior to the date of death(for an Award subject to time-based vesting) or the attainment of the performance objectives or Performance Goals, as applicable, over the portion of the Performance Period elapsed as of the date of death (for an Award granted pursuant to Section 10 of the Plan). Any unvested Shares covered by or underlying Restricted Stock or Restricted Stock Units that do not vest pursuant to this Section 11(f) shall revert to the Plan; provided, however, that unvested Shares of Restricted Stock shall not automatically revert to the Plan but shall be subject to the Company’s repurchase obligation as provided in the Award Agreement. If, after a termination due to Disability, the Participant does not exercise his or her Award, as applicable, within the time specified herein, the Award shall terminate, and the Shares covered by such Award shall revert to the Plan.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed by its duly authorized representative effective as of this 2nd day of November, 2010.

DIAMOND HILL INVESTMENT GROUP, INC.

By:
James F. Laird

Its:	Chief Financial Officer
DIAMOND HILL INVESTMENT GROUP, INC.
AMENDED AND RESTATED
2005 EMPLOYEE AND DIRECTOR EQUITY INCENTIVE PLAN
RESTRICTED STOCK GRANT
Any capitalized term used but not otherwise defined in this Restricted Stock Grant shall have the meaning given such term in the Amended and Restated 2005 Employee and Director Equity Incentive Plan (the “Plan”) of Diamond Hill Investment Group, Inc. (the “Company”).
NOTICE OF GRANT
Name:
Address:
The above-referenced individual (“Grantee”) has been granted the right to purchase shares of Common Stock of the Company (the “Shares”), subject to the Company’s repurchase option and the vesting requirements (as described in the Plan, this Notice of Grant and the attached Restricted Stock Purchase Agreement) as follows (the “Grant”):

Grant Number

Date of Grant

Total Number of Shares Granted

Purchase Price per Share	$

Total Purchase Price	$

Vesting Schedule
The Shares shall vest according to the following vesting schedule:
[_____% of the Shares subject to the Grant shall vest on the _____ (_____) year anniversary of the Date of Grant, and  _____% of the Shares subject to the Grant shall vest each month thereafter, subject to Grantee continuing to be a Service Provider on such dates.]
IF YOU WOULD LIKE TO ACCEPT THIS GRANT, YOU MUST EXECUTE AND DELIVER THE RESTRICTED STOCK PURCHASE AGREEMENT ATTACHED HERETO AS EXHIBIT A AND THE TOTAL PURCHASE PRICE FOR THE SHARES TO THE COMPANY WITHIN TEN (10) DAYS OF THE DATE OF GRANT. FAILURE TO ACCEPT THE GRANT WITHIN THE PERMITTED TIME PERIOD WILL RESULT IN THE AUTOMATIC TERMINATION OF THIS GRANT AND YOU WILL HAVE NO FURTHER RIGHT TO ACQUIRE THE SHARES.
TERMS OF GRANT
1. Grant. The Administrator hereby grants to Grantee the right to purchase the Shares, subject to the Company’s repurchase option and the vesting requirements, for the purchase price per Share set forth in the Notice of Grant, and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 25(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Grant, the terms and conditions of the Plan shall prevail.
2. Acceptance of Grant.
(a) Deadline. The Grant shall automatically terminate if Grantee has not accepted the Grant within ten (10) days of the Date of Grant set forth above. Notwithstanding the foregoing, the Grant will terminate if Grantee ceases to be a Service Provider.
(b) Method of Acceptance. The Grant shall be exercisable by delivery to the Company of the Restricted Stock Purchase Agreement in the form attached as Exhibit A (the “Purchase Agreement”) indicating the number of Shares being purchased (the “Purchased Shares”) and payment of the aggregate purchase price for the Purchased Shares (the “Purchase Price”). The Grant shall be deemed to be accepted upon receipt by the Company of such fully executed Purchase Agreement accompanied by the aggregate Purchase Price. No Purchased Shares shall be issued pursuant to acceptance of the Grant unless such issuance complies with Applicable Laws. Assuming such compliance, for income tax purposes the Purchased Shares shall be considered transferred to Grantee on the date the Company receives the executed Purchase Agreement and Purchase Price.
(c) Method of Payment. Payment of the aggregate Purchase Price shall be by any of the following, at the election of Grantee (unless otherwise noted):
(i) cash or check;
(ii) other Shares which, in the case of Shares acquired directly or indirectly from the Company, (i) have been owned by Grantee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Purchase Price of the Purchased Shares;

(iii) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, if applicable;
(iv) with the Administrator’s written consent, in its sole discretion, a reduction in the amount of any Company liability to Grantee, including any liability attributable to Grantee’s participation in any Company-sponsored deferred compensation program or arrangement; or
(v) with the Administrator’s written consent as required, in its sole discretion, any combination of the foregoing methods of payment.
3. Non-Transferability of Grant. This Grant may not be transferred by Grantee in any manner.
4. Entire Agreement; Governing Law. The Plan, this Grant and the exhibit hereto constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Grantee with respect to the same, and may not be modified adversely to Grantee’s interest except by means of a writing signed by the Company and Grantee. This Grant shall be governed by and construed in accordance with the laws of the State of Ohio (regardless of the laws that might be applicable under principles of conflicts of law).
5. No Guarantee of Continued Service. THIS GRANT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH GRANTEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE GRANTEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

DIAMOND HILL INVESTMENT GROUP, INC.
an Ohio corporation

By:

Name:

Its:

Date:

EXHIBIT A
DIAMOND HILL INVESTMENT GROUP, INC.
2005 EMPLOYEE AND DIRECTOR EQUITY INCENTIVE PLAN
RESTRICTED STOCK PURCHASE AGREEMENT
This Restricted Stock Purchase Agreement (the “Agreement”) is made and entered into effective as of the date set forth on the signature page hereto by and between the Grantee named in the Notice of Grant (the “Purchaser”) and Diamond Hill Investment Group, Inc. (the “Company”). Any capitalized term used but not otherwise defined herein shall have the meaning given such term in the Company’s 2005 Employee and Director Equity Incentive Plan (the “Plan”) or the related Restricted Stock Grant, as applicable.
NOW THEREFORE, the parties agree as follows:
1. Sale of Shares. The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase  _____  of shares of Common Stock (the “Purchased Shares”), at the purchase price of $_____  per Share for an aggregate purchase price of $_____  (the “Purchase Price”).
2. Payment of Purchase Price. The Purchase Price for the Shares is being delivered to the Company concurrently with delivery of this Agreement.
3. The Company’s Repurchase Option. The Purchaser hereby acknowledges and agrees that the Purchased Shares will be subject to the Company’s repurchase option as set forth below:
(a) Vesting Schedule. Except as provided herein,  _____% of the Purchased Shares shall vest on the  _____ (____) year anniversary of the Date of Grant, and  _____% of the Purchased Shares subject to the Grant shall vest each month thereafter, subject to Grantee continuing to be a Service Provider on such dates. Purchased Shares that have vested are released (the “Released Shares”) from the Company’s repurchase option as more fully described in subsection (b) below (the “Repurchase Option”). Purchased Shares that have not yet vested remain subject to the Repurchase Option (the “Unreleased Shares”). Notwithstanding the foregoing, if the Purchaser dies or becomes Disabled and Purchased Shares have not yet vested, a pro rata number of the Purchased Shares shall vest and become Released Shares. The number of Purchased Shares that vest shall be determined by the Administrator in its sole discretion, based on the amount of time elapsed during the vesting period prior to the date of termination or the attainment of Performance Goals.
(b) Unreleased Shares; Repurchase Option. In the event the Purchaser ceases to be a Service Provider for any or no reason (including death or Disability) before all of the Purchase Shares are released from the Repurchase Option, the Company shall, upon the date of such termination, have an irrevocable, exclusive option for a period of sixty (60) days from such date to repurchase all or any portion of the Unreleased Shares at the original purchase price per Share (the “Repurchase Price”). The Repurchase Option shall be exercised by the Company by delivering written notice to the Purchaser or the Purchaser’s legal representative (with a copy to the Escrow Agent (as defined in Section 4(a)) AND, at the Company’s option, (i) by delivering to the Escrow Agent a check in the amount of the aggregate Repurchase Price, (ii) by canceling an amount of the Purchaser’s indebtedness to the Company equal to the aggregate Repurchase Price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals the aggregate Repurchase Price. Upon delivery of such notice and the payment of the aggregate Repurchase Price, the Company shall become the legal and beneficial owner of the Unreleased Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Unreleased Shares being repurchased by the Company.

(c) Assignment of Repurchase Option. The Company may designate and assign one or more employees, officers, directors or shareholders or other persons or organizations to exercise all or any portion of the Repurchase Option. If the Fair Market Value of the Shares to be repurchased on the date of such designation or assignment (the “Repurchase FMV”) exceeds the aggregate Repurchase Price, then each such designee or assignee shall pay the Company cash equal to the difference between the Repurchase FMV and the aggregate Repurchase Price of such Shares.
(d) Released Shares. The Released Shares shall be delivered to the Purchaser at the Purchaser’s request pursuant to Section 4(b).
4. Escrow of Shares.
(a) Escrow. To ensure the availability for delivery of the Unreleased Shares to the Company upon exercise of its Repurchase Option, the Purchaser hereby agrees that the Company shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company (the “Escrow Agent”) the share certificates representing the Unreleased Shares. The Purchaser shall also endorse a blank stock assignment in the form attached hereto as Exhibit A-1 and deliver the same to the Company for deposit with the Escrow Agent. The Unreleased Shares and stock assignment shall be held by the Escrow Agent pursuant to the Joint Escrow Instructions of the Company and Purchaser attached hereto as Exhibit A-2 until such time as the Company’s Repurchase Option expires.
(b) Duties of the Escrow Agent. If the Company or any assignee exercises the Repurchase Option hereunder, upon receipt of written notice of such exercise and the Repurchase Price from the proposed transferee, the Escrow Agent shall take all steps necessary to accomplish such transfer. When the Repurchase Option has expired unexercised or a portion of the Purchased Shares becomes Released Shares, upon request by the Purchaser, the Escrow Agent shall promptly cause a new certificate to be issued for the Released Shares and shall deliver the certificate to the Purchaser and the remainder of the Purchased Shares shall continue to be held in escrow. The Escrow Agent shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow while acting in good faith and in the exercise of its judgment.

(c) Shareholder Rights. Subject to the terms hereof, the Purchaser shall have all the rights of a shareholder with respect to the Purchased Shares while they are held in escrow, including without limitation, the right to vote the Purchased Shares and to receive any cash dividends declared thereon. If, from time to time during the term of the Repurchase Option, there is (i) any stock dividend, stock split or other change in the Unreleased Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of the Purchaser’s ownership of the Unreleased Shares shall be immediately subject to this escrow, deposited with the Escrow Agent and included thereafter as “Unreleased Shares” for purposes of this Agreement and the Repurchase Option.
5. Restriction on Transfer. Except for the escrow described in Section 4 or the transfer of the Unreleased Shares to the Company or its assignees contemplated by this Agreement, none of the Purchased Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until such Purchased Shares become Released Shares in accordance with the provisions of this Agreement.
6. Legends. The share certificate evidencing the Purchased Shares, if any, issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.
7. Adjustment for Stock Split. All references to the number of Purchased Shares and the Purchase Price in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Purchased Shares that may be made by the Company after the date of this Agreement.
8. Tax Consequences.
(a) Purchaser’s Responsibility. The Purchaser has reviewed with the Purchaser’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser’s own tax liability that may arise as a result of the transactions contemplated by this Agreement.
(b) Section 83(b) Election. The Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the difference between the purchase price for the Purchased Shares and the Fair Market Value of the Purchased Shares as of the date any restrictions on the Purchased Shares lapse. In this context, “restriction” includes the right of the Company to buy back the Purchased Shares pursuant to the Repurchase Option. The Purchaser understands that the Purchaser may elect to be taxed at the time the Purchased Shares are purchased rather than when and as the Repurchase Option expires by filing an election under Section 83(b) of the Code with the IRS within 30 days from the date of purchase. The form for making this election is attached as Exhibit A-3 hereto.

If the Purchaser shall make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)) with respect to the Purchased Shares, the Purchaser shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code Section 83(b).
THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER’S SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO TIMELY FILE THE ELECTION UNDER SECTION 83(b).
9. General Provisions.
(a) Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of Ohio (regardless of the laws that might be applicable under principles of conflicts of law). The parties hereby irrevocably consent to the exclusive jurisdiction of the courts of the State of Ohio in Franklin County, and the United States District Court for the Southern District of Ohio, Eastern Division, and waive any contention that any such court is an improper venue for enforceability of this Agreement.
(b) Entire Agreement. This Agreement and the exhibits hereto, subject to the terms and conditions of the Plan and the Notice of Grant, represent the entire agreement between the parties with respect to the subject matter hereof.
(c) No Guarantee of Continued Service. THE PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 3 HEREOF IS CONTINGENT UPON CONTINUING SERVICE AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). THE PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH THE PURCHASER’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE PURCHASER’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.
(d) Notice. Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and addressed to the parties at the addresses set forth on the signature page to this Agreement or such other address as a party may request by notifying the other in writing. Notices shall be deemed given: (i) upon delivery when delivered personally, (ii) five (5) days after deposit for mailing if sent by U.S. mail, first-class with postage prepaid, or (iii) the next business day if deposited for overnight delivery with a recognized courier service. Any notice to the Escrow Agent shall be sent to the Company’s address with a copy to the other party hereto.

(e) Assignment. The rights of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall be binding upon and inure to the benefit of the Company’s successors and assigns. The rights and obligations of the Purchaser under this Agreement may not be assigned except as otherwise provided and any attempted assignment in contravention hereof will be void.
(f) Waiver; Amendment. Any waiver by any party of any act, failure to act or breach on the part of the other party must be in writing and shall not constitute a waiver of such waiving party of any prior or subsequent act, failure to act or breach by such other party. This Agreement may be amended or modified only by a writing executed by the parties.
(g) Counterparts; Facsimile. This Agreement may be signed in multiple counterparts, each of which will be deemed an original and all of which in the aggregate will constitute one instrument. A facsimile or other reproduction of this Agreement may be executed by any of the parties and may be delivered by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.
(h) Severability. The parties agree that if any part, term or provision of this Agreement shall be found to be illegal and unenforceable by any court of law, the remaining provisions shall be severable, valid and enforceable in accordance with their terms.
(i) Further Actions. Consistent with the terms and conditions hereof, each party shall execute and deliver such instruments, certificates and other documents and take such other actions as any other party may reasonably require in order to carry out this Agreement and the transactions contemplated hereby.
By the Purchaser’s signature below, the Purchaser represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. The Purchaser has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. The Purchaser agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. The Purchaser further agrees to notify the Company upon any change in the residence indicated on the signature page hereto.
[Signature page immediately follows.]

IN WITNESS WHEREOF, the undersigned have executed this Restricted Stock Purchase Agreement on the date set forth below.

THE PURCHASER:

Name:

Signature:

Address:

Date:

THE COMPANY:

DIAMOND HILL INVESTMENT GROUP, INC., an Ohio corporation

By:

Name:

Its:

Date:

Address:	375 North Front Street, Suite 300 Columbus, OH 43215 Attention: James Laird

EXHIBIT A-1
ASSIGNMENT SEPARATE FROM CERTIFICATE
FOR VALUE RECEIVED, the undersigned, hereby sells, assigns and transfers unto ________________ ____________________________ ____________________________ (_____) shares of the Common Stock of Diamond Hill Investment Group, Inc., standing in my name of the books of said corporation represented by Certificate No.  _____  herewith and do hereby irrevocably constitute and appoint ____________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.
This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement (the “Agreement”) between Diamond Hill Investment Group, Inc. and the undersigned dated  _____,  _____.
Dated: ____________________________,  _____

Signature:

Name:
INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise the Repurchase Option, as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

A-1-1

EXHIBIT A-2
JOINT ESCROW INSTRUCTIONS
__________________, ____
Diamond Hill Investment Group, Inc.
375 North Front Street, Suite 300
Columbus, OH 43215
Attention: Secretary
Dear Sir or Madam:
As Escrow Agent for both Diamond Hill Investment Group, Inc., an Ohio corporation (the “Company”), and the undersigned purchaser of shares of common stock of the Company (the “Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (“Agreement”) between the Company and the undersigned, in accordance with the following instructions:
1. In the event the Company and/or any assignee of the Company (referred to collectively as the “Company”) exercises the Company’s Repurchase Option set forth in the Agreement, the Company shall give to the Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. The Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.
2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the purchased shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price for the number of shares of stock being purchased pursuant to the exercise of the Company’s Repurchase Option. Immediately following the closing, you are directed to release the purchase price to the undersigned Purchaser.
3. The Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. The Purchaser does hereby irrevocably constitute and appoint you as the Purchaser’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Purchaser shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

A-2-1

4. Upon written request of the Purchaser, but no more than once per calendar year, unless the Company’s Repurchase Option has been exercised, you shall deliver to the Purchaser a certificate or certificates representing so many shares of stock as are not then subject to the Company’s Repurchase Option. Within 90 days after the Purchaser ceases to be a Service Provider, you shall deliver to the Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company’s Repurchase Option.
5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to the Purchaser, you shall deliver all of the same to the Purchaser and shall be discharged of all further obligations hereunder.
6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.
7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for the Purchaser while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.
8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.
9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.
10. You shall not be liable for the outlawing of any rights under the statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.
11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

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12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be Secretary of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.
13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.
14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.
15. Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and addressed to the parties at the addresses set forth below or such other address as a party may request by notifying the other in writing. Notices shall be deemed given: (i) upon delivery when delivered personally, (ii) five (5) days after deposit for mailing if sent by U.S. mail, first-class with postage prepaid, or (iii) the next business day if deposited for overnight delivery with a recognized courier service. Any notice to the Escrow Agent shall be sent to the Company’s address with a copy to the other party hereto.

COMPANY:	Diamond Hill Investment Group, Inc. 375 North Front Street, Suite 300 Columbus, OH 43215 Attention:

PURCHASER:

ESCROW AGENT:	Diamond Hill Investment Group, Inc. 375 North Front Street, Suite 300 Columbus, OH 43215 Attention: Secretary

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16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.
17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

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18. These Joint Escrow Instructions shall be governed and construed in accordance with the laws of the State of Ohio (regardless of the laws that might be applicable under principles of conflicts of law).

DIAMOND HILL INVESTMENT GROUP, INC. an Ohio corporation

By:

Name:

Its:

PURCHASER:

Signature

Print Name
ESCROW AGENT:
DIAMOND HILL INVESTMENT GROUP, INC.,
an Ohio corporation

By:
Secretary

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EXHIBIT A-3
ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986
The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his or her receipt of the property described below:
1.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME:	TAXPAYER:	SPOUSE:

ADDRESS:

IDENTIFICATION NO.:	TAXPAYER:	SPOUSE:
TAXABLE YEAR:
The property with respect to which the election is made is described as follows: ______________________ shares (the “Shares”) of the Common Stock of Diamond Hill Investment Group, Inc. (the “Company”).
2.	The date on which the property was transferred is: _____________________, _________________.

3.	The property is subject to the following restrictions:

The Shares may be repurchased by the Company, or its assignee, upon certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer or the meeting of performance goals by the taxpayer over time.

4.	The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $_____.

5.	The amount (if any) paid for such property is: $_____.
The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

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The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.
Dated: _________________, ____

Taxpayer
The undersigned spouse of taxpayer joins in this election.
Dated: _________________, ____

Spouse of Taxpayer

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